Exhibit 10.1

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 5 (this “Amendment”), dated as of October 14, 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Everest Consolidator Acquisition Corporation (the “Company”) and Equiniti Trust Company, LLC, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 23, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of stockholders of the Company held on August 24, 2023, the Company stockholders approved a proposal to amend (the “First Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation to provide the Company’s Board of Directors with the right to extend the date by which the Company has to consummate a business combination up to an additional six (6) times for one (1) month each time, from August 28, 2023 to February 28, 2024;

WHEREAS, at a Special Meeting of stockholders of the Company held on February 26, 2024, the Company stockholders approved a proposal to amend (the “Second Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation to provide the Company’s Board of Directors with the right to extend the date by which the Company has to consummate a business combination up to an additional six (6) times for one (1) month each time, from February 28, 2024 to August 28, 2024;

WHEREAS, at a Special Meeting of stockholders of the Company held on August 28, 2024, the Company stockholders approved a proposal to amend (the “Third Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation to provide the Company’s Board of Directors with the right to extend the date by which the Company has to consummate a business combination up to an additional three (3) times for one (1) month each time, from August 28, 2024 to November 23, 2024;

WHEREAS, at a Special Meeting of stockholders of the Company held on November 22, 2024, the Company stockholders approved a proposal to amend (the “Fourth Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation to provide the Company’s Board of Directors with the right to extend the date by which the Company has to consummate a business combination up to an additional six (6) times for one (1) month each time, from November 23, 2024 to May 23, 2025

WHEREAS, at a Special Meeting of stockholders of the Company held on January 26, 2026, the Company stockholders approved a proposal to amend (the “Fifth Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation to provide the Company until December 31, 2026 to consummate a business combination; and

WHEREAS, at a Special Meeting of stockholders of the Company held on October 8, 2026, the Company stockholders approved a proposal to amend (the “Sixth Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation to provide the Company until December 31, 2027 to consummate a business combination; and

WHEREAS, on the date hereof, the Company is filing the Sixth Extension Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

The Trust Agreement is hereby amended as follows:

1. Preamble. The text below is hereby added as the fifth WHEREAS clause in the preamble of the Trust Agreement:

“WHEREAS, the Company has until December 31, 2027 to complete a Business Combination (the “Applicable Deadline”);

and”

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

EQUINITI TRUST COMPANY, LLC, AS TRUSTEE

By:	/s/ Michael Legregin
	Name:	Michael Legregin
	Title:	Senior Vice President

EVEREST CONSOLIDATOR ACQUISITION CORPORATION

By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer

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